EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Large Cap Value Fund
Institutional Class Ticker: MXVHX
Investor Class Ticker: MXEQX
Investor II Class Ticker: MXHAX
(the “Fund”)
Summary Prospectus
April 30, 2024
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional
Information and most recent reports to shareholders, online at www.empower.com/investments/empower-funds/fund-
documents. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to
empowerfunds@empower.com. The current Prospectus and Statement of Additional Information, both dated April 30, 2024, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this
Summary Prospectus.

Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans (“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of Empower Funds. This Summary Prospectus is not intended for use by other investors. This
Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective
The Fund seeks capital growth and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Investor II Class
Management Fees	0.59%	0.59%	0.59%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Other Expenses	0.01%	0.39%	0.38%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.01%	0.04%	0.03%
Total Annual Fund Operating Expenses	0.60%	0.98%	0.97%
Fee Waiver and Expense Reimbursement1,[2]	0.00%	0.02%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.60%	0.96%	0.81%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.61% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2025, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.

2
The investment adviser has contractually agreed to permanently reimburse expenses and/or pay the Fund if Total Annual Fund Operating Expenses of the Investor II Class exceed 0.81% of the Class's average daily net assets (“Expense Cap”). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with the investment adviser or by the Board of Directors of Empower Funds.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year and the Expense Cap is in place for all periods, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$61	$192	$335	$750
Investor Class	$98	$310	$540	$1,200
Investor II Class	$83	$293	$521	$1,175
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalization (“large cap”) companies. For purposes of the 80% policy, the Fund considers large cap companies to be those whose market capitalization falls within the range of the Russell 1000® Value Index at the time of initial purchase. As of December 31, 2023, the market capitalizations of the companies in the Russell 1000® Value Index ranged from $270.2 million to $776.9 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
The Fund emphasizes a “value style” of investing, seeking companies that are undervalued in comparison to their peers due to economic, market, company-specific or other factors, but have the prospect of achieving improved valuations in the future.
The Fund invests primarily in common stocks of large U.S. companies but may also invest in common stocks of midsize U.S. companies and companies from outside the U.S. The Fund may invest in derivatives, including but not limited to forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Putnam Investment Management, LLC (“Putnam”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

•Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam integrates environmental, social, and governance (“ESG”) considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision.

•T. Rowe Price invests in large companies that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price integrates ESG factors into its research process for certain investments, focusing on the ESG factors it considers most likely to have a material impact on performance. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision.

ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target percentage is a 50% allocation of the Fund’s assets to Putnam and a 50% allocation of the Fund’s assets to T. Rowe Price. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium Size Company Risk - The stocks of medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning medium size companies upon which to base an investment decision.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, geopolitical (including war or armed conflict), regulatory, market, currency valuation, or economic or other developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions or other similar measures may also impair the value or liquidity of affected securities and negatively impact the Fund.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Derivatives Risk - The use of derivatives, including but not limited to forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.

Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
On October 25, 2019, the Fund added another Sub-Adviser, T. Rowe Price, alongside the existing Sub-Adviser, Putnam. Consequently, the Fund’s total returns shown below for the periods prior to October 25, 2019 are not necessarily indicative of the performance of the Fund as it is currently managed.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	December 31, 2020	18.12%
Worst Quarter	March 31, 2020	-26.65%

Average Annual Total Returns for the Periods Ended December 31, 2023
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	12.69%	12.74%	N/A	9.13%	5/1/2015
Investor Class	12.28%	12.35%	8.38%	N/A
Russell 1000® Index¹ (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%	11.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%	8.14%
Investor II Class	12.51%	N/A	N/A	10.55%	10/25/2019
Russell 1000® Index¹ (reflects no deduction for fees, expenses or taxes)	26.53%	N/A	N/A	13.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	N/A	N/A	8.61%
1
The Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index to the Russell 1000® Index to reflect that the Russell 1000® Index may be considered more broadly representative of the overall applicable securities market. The Fund will retain the Russell 1000® Value Index as its additional benchmark for performance comparison purposes.
Investment Adviser
ECM
Sub-Advisers
Putnam and T. Rowe Price
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Putnam
Darren Jaroch, CFA	Portfolio Manager	2012
Lauren B. DeMore, CFA	Portfolio Manager	2019
T. Rowe Price
John D. Linehan, CFA	Vice President of T. Rowe Price Group, Inc. & T. Rowe Price	2019
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
The Investor II Class of the Fund is closed to new Permitted Accounts. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Permitted Accounts who hold the Investor II Class of the Fund may continue to purchase additional Investor II Class shares. The Fund reserves the right to modify or limit the above exception or re-open the Investor II Class of the Fund at any time without prior notice.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers when including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.